Fees Summary	Aug. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 100,000,000.00
Previously Paid Amount	155.00
Total Fee Amount	15,310.00
Total Offset Amount	0
Net Fee	$ 15,155.00